SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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[ ]	Soliciting Material Pursuant to Rule 14a-12

DREYFUS VARIABLE  INVESTMENT FUND
______________________________________________________________________
(Name of Registrant as Specified in Charter)

______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DREYFUS VARIABLE INVESTMENT FUND
MONEY MARKET PORTFOLIO
c/o The Dreyfus Corporation
200 Park Avenue
 New York, New York  10166
To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:
As an owner ("Policyowner") of a variable annuity contract and/or variable life insurance policy (each, a "Policy") entitled to give voting instructions with respect to the Money Market Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), you are being asked to instruct your insurance company as to the manner in which the Portfolio shares held by your Policy should be voted on a proposal that would permit the Portfolio to change its investment strategy, as described below.
The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Portfolio, operate.  When implemented, these rules will create new definitions for government money market funds and retail money market funds, and also will require institutional prime (general purpose) and institutional municipal money market funds to price and transact at a "floating" net asset value per share.  During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals.  The new structural changes, however, will not materially affect government money market funds.
Currently, the Portfolio is considered a "prime" money market fund and seeks to maintain a stable $1.00 price per share.  The Portfolio normally invests in a diversified portfolio of high quality, short-term dollar-denominated debt securities, including securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches, repurchase agreements, including tri-party repurchase agreements, asset-backed securities, domestic and foreign commercial paper and other short-term corporate obligations, and obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.  As a fundamental policy, which may only be changed with the approval of the Fund's Board of Trustees and the Portfolio's shareholders, the Portfolio must invest, under normal market conditions, at least 25% of its assets in obligations issued by banks.  As a prime money market fund, the new SEC rules will require the Fund's Board of Trustees to adopt procedures for implementing shareholder liquidity fees and redemption gates for the Portfolio and, if the Portfolio is determined to be an institutional prime money market fund, the Portfolio will be required to price and transact at a "floating" net asset value per share.
The Fund's Board of Trustees has approved, subject to shareholder approval of the proposal to be voted on at the Special Meeting of Shareholders, changing the Portfolio's investment strategy so that the Portfolio will comply with the new definition of "government money market fund" established by the SEC.  As a government money market fund, the Portfolio will continue to seek to maintain a stable $1.00 price per share following the effective date of the new SEC rules in October 2016.  As proposed, the Portfolio will invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.  This change in the Portfolio's investment strategy would reduce the credit exposure of the Portfolio, but also would likely result from time to time in lower yields for Policyowners.  The Portfolio's investment objective, which is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity, will not change.  In addition, while the Fund's Board of Trustees may elect to adopt liquidity fees and redemption gates for the Portfolio in the future, the Board has not elected to do so and has no current intention of adopting liquidity fees and redemption gates for the Portfolio if the Portfolio's investment strategy is changed as proposed.  The Fund's Board of Trustees also has approved, subject to shareholder approval of the proposal, changing the Portfolio's name to "Government Money Market Portfolio."
The proposal to change the Portfolio's investment strategy so that the Portfolio will comply with the new definition of "government money market fund" requires shareholder approval to remove the Portfolio's fundamental investment restriction that requires the Portfolio to invest at least 25% of its assets in obligations issued by banks under normal market conditions.  Therefore, the Portfolio will not change its investment strategy or its name as described, unless shareholders approve removing the investment restriction.  If shareholders approve removing the investment restriction as described in the proposal set forth in the enclosed Proxy Statement, the proposed changes will take effect on or about May 1, 2016.
After careful review, the Fund's Board of Trustees has approved the proposal set forth in the enclosed Proxy Statement.  The Fund's Board of Trustees recommends that you read the enclosed materials carefully and then instruct your insurance company to vote in favor of the proposal.
Your vote is extremely important.  Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage-paid envelope.
Further information about the proposal is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Variable Investment Fund

December 1, 2015

DREYFUS VARIABLE INVESTMENT FUND
MONEY MARKET PORTFOLIO
______________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

______________________________________________

To the owners of variable annuity contracts and variable life insurance policies entitled to give voting instructions:
A Special Meeting of Shareholders of the Money Market Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund, will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Monday, January 25, 2016 at 10:00 a.m. for the following purposes:
1.	To approve removing a fundamental investment restriction that requires the Portfolio, under normal market conditions, to invest at least 25% of its assets in obligations issued by banks.
2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.
Shares of the Portfolio are offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies").  Portfolio shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies ("Policyowners").
This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policyowners of record at the close of business on November 16, 2015 so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting.  Your vote is important.  Please complete, date and sign the enclosed voting instruction form and return it promptly in the enclosed postage prepaid envelope.

By Order of the Board of Trustees

Janette E. Farragher
Secretary

New York, New York December 1, 2015

DREYFUS VARIABLE INVESTMENT FUND
MONEY MARKET PORTFOLIO
_______________________________________

PROXY STATEMENT
_______________________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY, JANUARY 25, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the "Board") of Dreyfus Variable Investment Fund (the "Fund"), on behalf of its series, Money Market Portfolio (the "Portfolio"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Portfolio to be held on Monday, January 25, 2016 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.
Shares of the Portfolio are offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies").  The Participating Insurance Company's separate accounts are the shareholders of the Portfolio.  However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners").  As a Policyowner of record at the close of business on November 16, 2015, you have the right to instruct your Participating Insurance Company as to the manner in which shares of the Portfolio attributable to your Policy should be voted.  To assist you in giving your instructions, a voting instruction form is enclosed.  To be effective, voting instructions must be received by the Participating Insurance Company before the close of business on January 22, 2016 (the "Effective Time").  Such instructions may be revoked at any time prior to the Effective Time by written notice of revocation or another voting instruction form delivered to the Participating Insurance Company.
Shareholders are entitled to one vote for each Portfolio share held and a fractional vote for each fractional Portfolio share held.  As of November 4, 2015, there were 127,804,944.220 Portfolio shares outstanding.
Participating Insurance Companies will vote by proxy (i) Portfolio shares as to which no timely instructions are received, (ii) Portfolio shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Portfolio shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account in the same proportions as the voting instructions received from Policyowners.  Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.
The approximate mailing date of this Proxy Statement and the accompanying voting instruction form is December 1, 2015.
The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166.  Copies of the Portfolio's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556, visiting www.dreyfus.com or calling toll-free 1-800-DREYFUS.

To reduce expenses, only one copy of this Proxy Statement will be mailed to those addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth in the preceding paragraph.  The Portfolio will begin sending you individual copies promptly after receiving your request.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF THE PORTFOLIO'S MOST RECENT
ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT
WWW.DREYFUS.COM/PROXYINFO.

INTRODUCTION
The Securities and Exchange Commission (the "SEC") has adopted amendments to the rules governing money market funds that will change the way certain money market funds, like the Portfolio, operate.  When implemented, these rules will create new definitions for government money market funds and retail money market funds, and also will require institutional prime (general purpose) and institutional municipal money market funds to price and transact at a "floating" net asset value per share.  During periods of extraordinary market stress, the new rules also permit a prime or a municipal money market fund to charge its shareholders liquidity fees which are payable to the fund upon redemption, and to provide for redemption gates that temporarily would halt all withdrawals.
The new structural changes, however, will not materially affect government money market funds.  Under the amended rules, a money market fund that qualifies as a "government money market fund" (a) is permitted to continue to use amortized cost to value its portfolio securities and to transact at a stable $1.00 share price and (b) is not subject to the liquidity fee and redemption gate requirements, but may choose to impose such fees and gates provided the ability to do so is disclosed in the fund's prospectus.  Under the amended rules, "government money market fund" means a money market fund that invests 99.5% or more of its total assets in "government securities" (as defined in the rule), repurchase agreements collateralized solely by cash and/or government securities, and cash.
Currently, the Portfolio is considered a "prime" money market fund and seeks to maintain a stable $1.00 price per share.  The Portfolio normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:  securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest; and obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.  Normally, the Portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.  While the Portfolio generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by Dreyfus, it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.  The Portfolio is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days.  In addition, the Portfolio is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.  As a prime money market fund, the new SEC rules will require the Board to adopt procedures for implementing shareholder liquidity fees and redemption gates for the Portfolio and, if the Portfolio is determined to be an institutional prime money market fund, the Portfolio will be required to price and transact at a "floating" net asset value per share by the October 14, 2016 effective date for the new SEC rules.

The Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio ("Independent Trustees"), has approved, subject to shareholder approval of the proposal, changing the Portfolio's investment strategy so that the Portfolio will comply with the new definition of "government money market fund" established by the SEC.  In approving the proposed change to the Portfolio's investment strategy, the Board considered that, as a government money market fund, the Portfolio will continue to use amortized cost to value its portfolio securities and seek to maintain a stable $1.00 price per share following the October 14, 2016 effective date for the new SEC rules.  As proposed, the Portfolio will invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.  This change in the Portfolio's investment strategy would reduce the credit exposure of the Portfolio, but also would likely result from time to time in lower yields for Policyowners.  The Portfolio's investment objective, which is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity, will not change.  In addition, while the Board may elect to adopt liquidity fees and redemption gates for the Portfolio in the future, the Board has not elected to do so and has no current intention of adopting liquidity fees and redemption gates for the Portfolio if the Portfolio's investment strategy is changed as proposed.  The Board also has approved, in connection with changing the Portfolio's investment strategy, changing the Portfolio's name to "Government Money Market Portfolio."
The proposal to change the Portfolio's investment strategy so that the Portfolio will comply with the new definition of "government money market fund" requires removing the Portfolio's fundamental investment restriction that requires the Portfolio to invest at least 25% of its assets in obligations issued by banks under normal market conditions.  To do so, requires the approval of the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities.  Therefore, the Portfolio will not change its investment strategy to comply with the new definition of "government money market fund" or its name, unless shareholders approve removing the investment restriction.  If shareholders approve removing the investment restriction as described in the proposal, the proposed changes will take effect on or about May 1, 2016 (the "Effective Date").  If the proposal is not approved by shareholders, the Board may consider other options for the Portfolio, including liquidation of the Portfolio.
The Portfolio's Proposed Investment Strategy
Subject to shareholder approval of the proposal, as of the Effective Date, the Portfolio normally will invest at least 99.5% of its total assets in securities issued or guaranteed by the U.S government or its agencies or instrumentalities, including those with fixed or floating rates of interest, repurchase agreements (including tri-party repurchase agreements) collateralized solely by cash and/or government securities, and cash.  The securities issued by the U.S. government or its agencies or instrumentalities in which the Portfolio will invest include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.
The Portfolio will remain subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act, and will continue to seek to maintain a stable $1.00 price per share.  The Portfolio also will continue to be required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days.  In addition, the Portfolio will continue to be required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.  The Portfolio will be limited to holding no more than 0.5% of its assets in securities other than government securities, repurchase agreements collateralized solely by cash and/or government securities, or cash.  The maximum weighted average maturity of the Portfolio's portfolio will remain 60 days and the maximum weighted average life to maturity of the Portfolio's portfolio will remain 120 days.

In response to liquidity needs or unusual market conditions, the Portfolio will continue to be able to hold all or a significant portion of its total assets in cash for temporary defensive purposes.  This may result in a lower current yield and prevent the Portfolio from achieving its investment objective.
As of the Effective Date, the Portfolio will continue to be subject to interest rate risk, liquidity risk, regulatory risk, government securities risk, and repurchase agreement risk, but will no longer be subject to credit risk, banking industry risk, and foreign investment risk, all of which are described in the Portfolio's current prospectus.

*           *           *

PROPOSAL:	TO APPROVE REMOVING A FUNDAMENTAL INVESTMENT RESTRICTION THAT REQUIRES THE PORTFOLIO, UNDER NORMAL MARKET CONDITIONS, TO INVEST AT LEAST 25% OF ITS ASSETS IN OBLIGATIONS ISSUED BY BANKS

The Portfolio has adopted the following investment restriction as a fundamental policy, which can only be changed or removed by a vote of the Portfolio's shareholders:
The Portfolio may not invest less than 25% of its assets in obligations issued by banks under normal market conditions.
Since this restriction prevents the Portfolio from investing 99.5% of its total assets in securities issued or guaranteed by the U.S government, repurchase agreements collateralized solely by cash and/or government securities, and cash, and, thus, prevents the Portfolio from changing its investment strategy so that the Portfolio will comply with the new definition of "government money market fund," the Board has approved, and recommends that shareholders approve, removing the investment restriction.
*           *           *
Required Vote and the Board's Recommendation
The approval of the proposal requires the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities present at the Meeting (or represented by proxy), if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (or represented by proxy) at the Meeting, or (ii) more than 50% of the outstanding voting securities of the Portfolio.

THE BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT TRUSTEES,
RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE PROPOSAL AS DESCRIBED ABOVE.
*           *           *

VOTING INFORMATION

Proxies, Quorum and Voting at the Meeting
Shares represented by executed and unrevoked voting instruction forms will be voted in accordance with the specifications made thereon, and if no voting instructions are given on such voting instruction forms, the shares will be voted "FOR" the proposal.  If a voting instruction form is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" the proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve the proposal.
A quorum is constituted for the Portfolio by the presence in person or by proxy of the holders of thirty percent (30%) of the Portfolio's outstanding shares entitled to vote at the Meeting.  Because the Participating Insurance Companies hold of record all of the Portfolio's shares, it is anticipated that all such shares will be present at the Meeting.
In the event sufficient votes to approve the proposal are not received, the Participating Insurance Companies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions.  In determining whether to adjourn the Meeting, the following factors may be considered:  the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Policyowners with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote by the holders of a majority of the Portfolio's shares eligible to vote that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment (abstentions will be voted for or against adjournment in proportion to the shares voted "FOR" or "AGAINST" the proposal).
Methods of Solicitation and Expenses
Voting instructions are being solicited by the Participating Insurance Companies by mail.  The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying voting instruction form, which is expected to total $34,685, will be borne by Dreyfus, and not the Portfolio.  In addition to the use of the mail, voting instructions may be solicited personally or by telephone, and Dreyfus may pay representatives of the Participating Insurance Companies for their expenses in sending soliciting materials to their Policyowners.  The expenses of any such representatives of the Participating Insurance Companies are estimated to be approximately $15,947, which amount is included in the estimated total expenses listed above.
ADDITIONAL INFORMATION
Service Providers
Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's investment adviser.

MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's distributor (i.e., principal underwriter).
Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's transfer and dividend disbursing agent.
Certain Beneficial Ownership
As of November 4, 2015, the following Participating Insurance Companies were known by the Fund to own 5% or more of the Portfolio's outstanding voting securities.  Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

Name and Address of Participating Insurance Company	Amount of Portfolio Shares Outstanding	Percent of Portfolio Shares Outstanding

Philadelphia Financial Life Assurance One Liberty Place 1650 Market Street, 54th Floor Philadelphia, PA 19103-7309	62,679,828.840	44.8610%

Transamerica Life Insurance Company Separate Account VUL-A 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	40,012,602.850	28.6377%

Federal Kemper Life Assurance Company 2500 Westfield Drive Elgin, IL 60124-7836	12,975,055.960	9.2865%

Transamerica Life Insurance Company Separate Account VA-2LNY 4333 Edgewood Road Northeast Cedar Rapids, IA 52499-0001	12,137,456.570	8.6870%

As of November 4, 2015, none of the Fund's Trustees and officers owned Portfolio shares.
The proportionate voting policy (the "Proportionate Voting Policy") described in this Proxy Statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Portfolio's total outstanding shares, depending upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.  As a result of the Proportionate Voting Policy, the voting of a small number of Policyowners may determine whether the proposal is approved.
OTHER MATTERS
The Board is not aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Portfolio's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Portfolio of any such proposal.  Since the Portfolio does not have a regular annual meeting of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Portfolio a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Portfolio receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.
IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY.  THEREFORE, POLICYOWNERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Dated:  December 1, 2015

6

DREYFUS VARIABLE INVESTMENT FUND
MONEY MARKET PORTFOLIO

[PARTICIPATING INSURANCE COMPANY]
The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company") hereby instructs the Participating Insurance Company to vote as indicated herein all of the shares of beneficial interest of the Money Market Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund, held in each separate account attributable to the Policies at the close of business on November 16, 2015, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on Monday, January 25, 2016 and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.
IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE PROPOSAL SHOWN ON THE REVERSE SIDE.

If you fail to return this Voting Instruction Form, the Participating Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Policyowners in the separate account.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

TO GIVE VOTING INSTRUCTIONS, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS VARIABLE INVESTMENT FUND
MONEY MARKET PORTFOLIO

1.	To approve removing a fundamental investment restriction that requires the Portfolio, under normal market conditions, to invest at least 25% of its assets in obligations issued by banks.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Voting Instruction Form Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this voting instruction form.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this voting instruction form, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

________________________________ _______ ______________________ ___________ Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date

DREYFUS VARIABLE INVESTMENT FUND
MONEY MARKET PORTFOLIO

The undersigned shareholder of Money Market Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), hereby appoints [Janette E. Farragher] and [Joseph M. Chioffi], and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Portfolio standing in the name of the undersigned at the close of business on November 16, 2015, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m., on Monday, January 25, 2016 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY  11735

THREE EASY WAYS TO VOTE YOUR PROXY
To vote by Internet
1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.
To vote by Telephone
1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.
To vote by Mail
1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the postage-paid envelope provided.
If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS VARIABLE INVESTMENT FUND
MONEY MARKET PORTFOLIO

1.	To approve removing a fundamental investment restriction that requires the Portfolio, under normal market conditions, to invest at least 25% of its assets in obligations issued by banks.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

________________________________ _______ ______________________ ___________ Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date